SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2003

NETMANAGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-22158 (Commission File Number)	77-0252226 (IRS Employer Identification No.)

10725 NORTH DE ANZA BOULEVARD, CUPERTINO, CALIFORNIA (Address of principal executive offices)	95014 (Zip Code)

Registrant’s telephone number, including area code: (408) 973-7171

N/A
(Former name or former address, if changed since last report

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements and pro forma financial information

NONE

(b)	Exhibit Description

99.1	Press Release of NetManage, Inc. dated April 30, 2003.

ITEM 9. Regulation FD Disclosure

On April 30, 2003, NetManage, Inc. (the “Registrant”), issued a press release to report its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as an Exhibit and is incorporated herein in its entirety by reference.

The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this report (including the exhibit hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report contains material information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

	By:	/s/ Michael R. Peckham
Michael R. Peckham Senior Vice President and Chief Financial Officer

Date: April 30, 2003

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of NetManage, Inc. dated April 30, 2003